MainStay CBRE Global Infrastructure Megatrends Fund
Portfolio of Investments February 28, 2022† (Unaudited)
	Shares	Value
Closed-End Funds 5.9%
Guernsey 2.2% (1.6% of Managed Assets)
Bluefield Solar Income Fund Ltd. (Decarbonization)	4,810,487	$ 7,911,707
Renewables Infrastructure Group Ltd. (The) (Decarbonization)	8,825,304	15,603,993
		23,515,700
Jersey, C.I. 0.4% (0.3% of Managed Assets)
GCP Asset-Backed Income Fund Ltd. (Asset Modernization)	3,391,651	4,468,002
United Kingdom 3.3% (2.3% of Managed Assets)
Foresight Solar Fund Ltd. (Decarbonization)	5,713,000	7,817,269
Greencoat UK Wind plc (Decarbonization)	9,530,000	18,895,484
HICL Infrastructure plc (Asset Modernization)	3,340,514	7,797,461
		34,510,214
Total Closed-End Funds (Cost $60,476,577)		62,493,916
Common Stocks 113.6%
Australia 6.1% (4.4% of Managed Assets)
APA Group (Asset Modernization)	2,665,000	19,452,674
Atlas Arteria Ltd. (Asset Modernization)	6,684,000	31,554,830
Aurizon Holdings Ltd. (Asset Modernization)	5,340,000	13,574,547
		64,582,051
Canada 6.3% (4.5% of Managed Assets)
Enbridge, Inc. (Asset Modernization)	934,000	40,351,747
Pembina Pipeline Corp. (Asset Modernization)	554,900	18,868,789
TransAlta Renewables, Inc. (Decarbonization)	503,800	6,935,945
		66,156,481
China 7.4% (5.3% of Managed Assets)
Beijing Enterprises Water Group Ltd. (Asset Modernization)	29,970,000	11,812,198
Guangdong Investment Ltd. (Asset Modernization)	38,701,728	52,001,144
Jiangsu Expressway Co. Ltd. (Asset Modernization)	4,416,000	4,724,203
Zhejiang Expressway Co. Ltd. (Asset Modernization)	10,800,000	9,729,481
		78,267,026
France 12.3% (8.8% of Managed Assets)
Engie SA (Decarbonization)	5,107,985	81,717,519
Eutelsat Communications SA (Digital Transformation)	4,320,677	47,757,663
		129,475,182
Hong Kong 5.1% (3.6% of Managed Assets)
CK Infrastructure Holdings Ltd. (Decarbonization)	4,713,000	29,250,441
Power Assets Holdings Ltd. (Decarbonization)	3,833,000	24,156,739
		53,407,180
Ireland 0.8% (0.5% of Managed Assets)
Greencoat Renewables plc (Decarbonization)	6,095,490	8,030,618

	Shares	Value
Common Stocks
Italy 8.3% (5.9% of Managed Assets)
Atlantia SpA (Asset Modernization) (a)	434,308	$ 7,991,142
Enel SpA (Decarbonization)	9,057,084	67,014,531
Terna - Rete Elettrica Nazionale (Decarbonization)	1,455,497	11,981,968
		86,987,641
Singapore 5.9% (4.2% of Managed Assets)
Keppel Infrastructure Trust (Asset Modernization)	29,000,000	11,551,228
Mapletree Industrial Trust (Digital Transformation)	4,312,000	8,142,450
NetLink NBN Trust (Digital Transformation)	60,860,000	42,871,801
		62,565,479
Spain 14.3% (10.2% of Managed Assets)
Atlantica Sustainable Infrastructure plc (Decarbonization)	1,338,200	45,164,250
Enagas SA (Asset Modernization)	2,466,351	52,335,121
Endesa SA (Decarbonization)	1,411,697	31,127,045
Naturgy Energy Group SA (Asset Modernization)	423,064	11,398,883
Red Electrica Corp. SA (Decarbonization)	550,166	10,995,772
		151,021,071
United Kingdom 14.2% (10.1% of Managed Assets)
National Grid plc (Decarbonization)	5,481,098	83,146,514
SSE plc (Decarbonization)	2,090,607	47,803,543
United Utilities Group plc (Asset Modernization)	1,248,784	18,000,494
		148,950,551
United States 32.9% (23.4% of Managed Assets)
American Electric Power Co., Inc. (Decarbonization)	81,259	7,366,128
Crown Castle International Corp. (Digital Transformation)	144,521	24,075,754
Edison International (Decarbonization)	705,700	44,755,494
FirstEnergy Corp. (Decarbonization)	555,600	23,251,860
Iron Mountain, Inc. (Digital Transformation)	556,000	27,344,080
Kinder Morgan, Inc. (Asset Modernization)	922,000	16,042,800
Medical Properties Trust, Inc. (Asset Modernization)	335,000	6,813,900
OGE Energy Corp. (Decarbonization)	998,900	37,508,695
ONEOK, Inc. (Asset Modernization)	855,600	55,870,680
South Jersey Industries, Inc. (Asset Modernization)	349,100	11,844,963
Southern Co. (The) (Decarbonization)	199,000	12,889,230
Uniti Group, Inc. (Digital Transformation)	1,238,900	16,068,533
Williams Cos., Inc. (The) (Asset Modernization)	2,006,300	62,757,064
		346,589,181
Total Common Stocks (Cost $1,188,122,087)		1,196,032,461
Convertible Preferred Stocks 10.2%
United States 10.2% (7.2% of Managed Assets)
AES Corp. (The) (Decarbonization)
6.875%	330,300	28,461,951

	Shares	Value
Convertible Preferred Stocks
United States
American Electric Power Co., Inc. (Decarbonization)
6.125%	79,107	$ 4,154,700
Dominion Energy, Inc. (Decarbonization)
Series A
7.25%	377,000	37,375,780
South Jersey Industries, Inc. (Asset Modernization)
8.75%	1,811	124,234
Southern Co. (The) (Decarbonization)
Series 2019
6.75%	560,514	28,507,742
Spire, Inc. (Asset Modernization)
Series A
7.50%	169,000	8,412,820
Total Convertible Preferred Stocks (Cost $111,378,388)		107,037,227

	Principal Amount
Corporate Bonds 3.4%
United States 3.4% (2.4% of Managed Assets)
Vistra Corp. (Decarbonization) (b)(c)
7.00%, due 12/15/26	$ 25,000,000	24,812,500
8.00%, due 10/15/26	11,000,000	11,302,500
Total Corporate Bonds (Cost $36,763,561)		36,115,000

	Shares
Preferred Stocks 6.6%
Canada 1.7% (1.2% of Managed Assets)
Algonquin Power & Utilities Corp. (Decarbonization) (c)
5.091%	54,200	1,081,862
5.162%	62,900	1,225,247
AltaGas Ltd. (Asset Modernization)
5.393% (c)	66,300	1,315,539
Brookfield BRP Holdings Canada, Inc. (Decarbonization)
4.875% (a)(c)	344,594	7,556,946
Enbridge, Inc. (Asset Modernization) (c)
4.376%	244,400	3,474,626
4.46%	221,400	3,233,226
		17,887,446
United States 4.9% (3.5% of Managed Assets)
CMS Energy Corp. (Decarbonization)
5.875%	327,994	8,571,105

	Shares	Value
Preferred Stocks
United States
Digital Realty Trust, Inc. (Digital Transformation) (c)
5.20%	171,548	$ 4,220,081
5.25%	161,791	4,039,921
5.85%	170,000	4,409,800
DTE Energy Co. (Asset Modernization)
5.25%	145,000	3,596,000
Duke Energy Corp. (Decarbonization)
5.75% (c)	287,000	7,548,100
NextEra Energy Capital Holdings, Inc. (Decarbonization)
5.65%	140,000	3,675,000
NiSource, Inc. (Asset Modernization)
6.50% (c)	286,000	7,487,480
Sempra Energy (Asset Modernization)
5.75%	148,000	3,806,560
Spire, Inc. (Asset Modernization)
5.90% (c)	159,620	4,054,348
		51,408,395
Total Preferred Stocks (Cost $73,857,480)		69,295,841
Total Investments (Cost $1,470,598,093)	139.7%	1,470,974,445
Line of Credit Borrowing	(40.4)	(426,000,000)
Other Assets, Less Liabilities	0.7	8,334,570
Net Assets	100.0%	$ 1,053,309,015

†	Percentages indicated are based on Fund net assets applicable to Common Shares.
(a)	Non-income producing security.
(b)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of February 28, 2022.
(c)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
"Managed Assets" means the total assets of the Fund, including assets attributable to any form of leverage minus liabilities (other than debt representing leverage and the aggregate liquidation preference of any preferred shares that may be outstanding), which was $1,479,586,175 as of February 28, 2022.

The following is a summary of the fair valuations according to the inputs used as of February 28, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Closed-End Funds	$ 62,493,916	$ —	$ —	$ 62,493,916
Common Stocks	1,196,032,461	—	—	1,196,032,461
Convertible Preferred Stocks	98,624,407	8,412,820	—	107,037,227
Corporate Bonds	—	36,115,000	—	36,115,000
Preferred Stocks	69,295,841	—	—	69,295,841
Total Investments in Securities	$ 1,426,446,625	$ 44,527,820	$ —	$ 1,470,974,445

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

MainStay CBRE Global Infrastructure Megatrends Fund
Notes to Portfolios of Investments February 28, 2022 (Unaudited)
Securities Valuation.
Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Funds are open for business ("valuation date").
The Board of Trustees (the "Board") of the MainStay CBRE Global Infrastructure Megatrends Fund (the "Fund") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor to the Fund. To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of February 28, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period ended February 28, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of February 28, 2022, were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which each of the Fund's net asset values ("NAVs") are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of February 28, 2022 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Funds as of February 28, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.